EXHIBIT 24


                                POWER OF ATTORNEY


           Each person whose signature appears below hereby constitutes and appoints Michael A. Stocker, M.D., John W. Remshard and Linda V. Tiano, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in such person's name, place and stead, in any and all capacities (including the undersigned's capacity as Director and/or Principal Executive Officer, Principal Financial and Accounting Officer or any other officer of WellChoice, Inc.), to sign WellChoice, Inc.'s Annual Report on Form 10-K to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended December 31, 2002, and to file the same, with all exhibits thereto, and other documents in connection herewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 4th day of March, 2003, by the following persons:




/s/  Michael A. Stocker, M.D.                /s/  Robert R. McMillan
-----------------------------                ------------------------
Michael A. Stocker, M.D.                     Robert R. McMillan


_______________________                      _____________________
John W. Remshard                             Robert D. Paul


/s/  Philip Briggs                           /s/  Veronica C. Santilli, M.D.
Philip Briggs                                -------------------------------
                                             Veronica C. Santilli, M.D.

_____________________
Hermes L. Ames, III                          /s/  Stephen S. Scheidt, M.D.
                                             -----------------------------
                                             Stephen S. Scheidt, M.D.
/s/  John R. Gunn
------------------
John R. Gunn                                 /s/  Fredrick O. Terrell
                                             ------------------------
                                             Frederick O. Terrell
/s/  William T. Lee
--------------------
William T. Lee                               /s/  Faye Wattleton
                                             --------------------
                                             Faye Wattleton
/s/  Edward J. Malloy
---------------------
Edward J. Malloy
                                             /s/ John E. Zuccotti
                                             --------------------
/s/s  John F. McGillicuddy                   John E. Zuccotti
--------------------------
John F. McGillicuddy





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